         _____________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          ___________________________

                                    FORM T-l

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          ___________________________

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(B)(2)_________

                          ___________________________

                       CHASE TRUST COMPANY OF CALIFORNIA
                (formerly Chemical Trust Company of California,
          formerly Manufacturers Hanover Trust Company of California)
              (Exact name of trustee as specified in its charter)


CALIFORNIA                                    94-2926573
(State of incorporation                       I.R.S. employer
if not a national bank)                       identification No.)

101 CALIFORNIA STREET, SUITE 2725
SAN FRANCISCO, CALIFORNIA                     94111
(Address of principal executive offices)      (Zip Code)


                               Francis J. Farrell
                            Vice President & Manager
                       101 California Street, Suite 2725
                            San Francisco, CA  94111
                              Tel: (415) 954-9525
           (name, address and telephone number of agent for service)
                          ___________________________
                                  MATTEL, INC.
              (Exact name of obligor as specified in its charter)

DELAWARE                                      95-1567322
(State or other jurisdiction of               (I.R.S. employer
incorporation or organization)                identification No.)

333 CONTINENTAL BOULEVARD
EL SEGUNDO, CALIFORNIA                        90245-5012
(Address of principal executive offices)      (Zip Code)

                          ___________________________
                                Debt Securities
                      (Title of the indenture securities)
                       __________________________________

                                    GENERAL

ITEM 1.     GENERAL INFORMATION.

            Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

            Superintendent of Banks of the State of California,
               235 Montgomery Street, San Francisco, California 94104-2980.
            Board of Governors of the Federal Reserve System,
               Washington, DC 20551

       (b)  Whether it is authorized to exercise corporate trust powers.

            Yes.


ITEM 4.     TRUSTEESHIPS UNDER OTHER INDENTURES

        a)  Title of the securities outstanding under each such other indenture.

            $250,000,000 Series A Medium Term Notes issued under Indenture dated as of 8-1-94
            $350,000,000 Series B Medium Term Notes issued under Indenture dated as of 2-15-96

        b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310 (b) (1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

            The Trustee is not deemed to have a conflicting interest within the meaning of Section 310 (b) (1) of the Act because (i) the indenture securities referenced in (a) above (the "Prior Securities") are not in default and (ii) proviso (i) under 310 (b) (1) is applicable and excludes the operations of 310
(b) (1) as the indenture to be qualified and the indenture entered into in connection with the Prior Securities (the "Prior Indenture") are wholly unsecured and rank equally and the Prior Indenture is specifically described in the indenture to be qualified.

ITEM 2.     AFFILIATIONS WITH THE OBLIGOR.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

ITEM 16.    LIST OF EXHIBITS

       List below all exhibits filed as a part of this Statement of Eligibility.

        1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Restated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

        3. Authorization to exercise corporate trust powers (Contained in Exhibit 2).

        4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

        5.  Not applicable.

        6.  The consent of the Trustee required by Section 21(b) of the Act (See
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8.  Not applicable.

        9.  Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chase Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco and State of California, on the 17th day of October, 1997.

                         CHASE TRUST COMPANY OF CALIFORNIA



                         By   /s/ Paula Oswald
                              -----------------------
                              PAULA OSWALD
                              Assistant Vice President

EXHIBIT 7.  Report of Condition of the Trustee.
--------------------------------------------------------------------------------
TRUST COMPANY



CONSOLIDATED REPORT OF CONDITION OF CHASE TRUST COMPANY of CALIFORNIA
                                    ----------------------------------
                                              (Legal Title)


LOCATED AT                         San Francisco                                   San Francisco        CA                    94111
                                   --------------------------------------------    -----------------    ---------------    --------
                                   (City)                                          (County)             (State)            (Zip)

AS OF CLOSE OF BUSINESS ON         June 30, 1997        BANK NO.               1476
                                   --------------                            --------
===================================================================================================================================
===================================================================================================================================

ASSETS                                                                               DOLLAR AMOUNT IN THOUSANDS

1.  Cash and due from banks                                                                   12,386
2.  U.S. Treasury securities                                                                  10,125
3.  Obligations of other U.S. Government agencies and corporations
4.  Obligations of States and political subdivisions
5.  Other securities (including $                   corporate stock
                                  -----------------
    (a)  Loans
    (b)  Less:  Reserve for possible loan losses
    (c)  Loans (Net)
7.  Bank Premises, furniture and fixtures and other assets representing bank
    premises (including $ -0-                 capital leases)                                    157
                         --------------------
8.  Real estate owned other than bank premises
9.  Investments in subsidiaries not consolidated
10. Other assets (complete schedule on reverse) (including               $intangibles)           517
                                                           -------------
11. TOTAL ASSETS                                                                              23,185

LIABILITIES

12. Liabilities For borrowed money
13. Mortgage indebtedness (including                $capital leases)
                                     --------------
14. Other liabilities (complete on schedule on reverse                                         3,199
15. TOTAL LIABILITIES                                                                          3,199
16. Capital notes and debentures

SHAREHOLDERS EQUITY

17. Preferred stock--
    (Number shares outstanding                    ) Amount $
                                -----------------
18. Common stock--                                                                                10
    (Number shares authorized     100    ) Amount $                                              100
                                -----------------
    (Number shares outstanding    100    ) Amount $                                              100
                                -----------------
19. Surplus                                Amount $                                            9,990
20. TOTAL CONTRIBUTED CAPITAL                                                                 10,000
21. Retained earnings and other capital reserves                                               9,986
22. TOTAL SHAREHOLDERS EQUITY                                                                 19,986
23. TOTAL LIABILITIES AND CAPITAL ACCOUNTS                                                    23,185
                                                                                             ========

MEMORANDA

1.  Assets deposited with State Treasurer to qualify for exercise of fiduciary
    powers (market value)                                                  620
 -----------------------------------------------------------------------------
                 Francis J. Farrell, VP & Manager and C. Scott Boone, Senior
The undersigned,                                      Vice President
                ---------------------------------------------------------------
                (Name and Title)                         (Name and Title)

of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report (including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on  7/30/97,    at  San Francisco, California
             -----------     -------------
               (Date)           (City)

              s/Francis J. Farrell           s/C. Scott Boone
              --------------------           ----------------
                  (Signature)                 (Signature)




                           SCHEDULE OF OTHER ASSETS

          Accounts Receivable                                      $  (12)
          Deferred Taxes                                               396
               Other                                                   133
                                                                    ------
                  Total (same as Item 10)                           $  517


                           SCHEDULE OF OTHER LIABILITIES

          Accrued Income Taxes                                      $1,847
          Accrued Expenses & A/P                                        27
          Accrued Pension & Benefits                                   963
          Accrued Incentive Expense
          All Other Liabilities                                        362
                                                                    ------
                  Total (same as Item 14)                           $3,199

